Finance income and costs (Tables)	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Schedule of Finance income and costs

	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2022
	€m	€m	€m
Interest income	10.0	5.8	0.6
Reversal of impairment loss on short term investments	5.7	0.3	—
Net financing gain recognized on debt transactions (a)	14.4	16.7	2.3
Net foreign exchange gains on translation of financial assets and liabilities	—	—	9.2
Finance income	30.1	22.8	12.1
Interest and finance charges paid/payable for lease liabilities and financial liabilities not at fair value through profit or loss (b)	(125.6)	(123.8)	(79.8)
Cross-currency interest rate swaps: cash flow hedges, transfer from equity (c)	19.1	32.7	18.8
Net pension interest costs	(4.7)	(4.6)	(2.8)
Other interest expense (d)	—	(3.5)	—
Amortization of debt discounts and borrowing costs	(7.0)	(6.4)	(2.7)
Net foreign exchange losses on translation of financial assets and liabilities	(20.6)	(3.0)	—
Net fair value losses on derivatives held at fair value through profit or loss	(0.4)	(1.0)	—
Finance costs	(139.2)	(109.6)	(66.5)
Net finance costs	(109.1)	(86.8)	(54.4)

(a) Net income in 2024 of €14.4 million has been recognized from the repricing of debt in February and May 2024, as detailed in Note 20, representing a modification gain net of transaction costs. Net income in 2023 of €16.7 million has been recognized from the repricing of debt in September 2023, as detailed in Note 20, representing a modification gain net of transaction costs. Net income in 2022 of €2.3 million has been recognized as a consequence of the refinancing on November 8, 2022, also detailed in Note 20. Of this income in 2022, income of €10.2 million relates to the recognition of deferred gains on cross currency interest rate swaps where the hedged cash flows are no longer expected to occur. This is offset in part by €2.3 million of associated expenses, a non-cash €4.3 million loss on settlement as well as a charge of €1.3 million from the write-off of deferred transaction costs.
(b) Includes the unwinding of discounting on lease liabilities.
(c) In 2024, as part of the refinancing on November 8, 2022 as detailed in Note 32, €7.8 million of the cash flow hedge reserve relating to the portion of the refinanced USD debt for which cash flows are still expected to occur has been released to the Statement of Profit or Loss in alignment to the original hedged cash flows. (2023: €23.5 million. 2022: €3.9 million).
(d) Other interest expense includes interest on tax relating to legacy tax audits.